Exhibit 10.6

JOINT VENTURE AGREEMENT

BETWEEN

[XXXX]

AND

Greentech Mining International, Inc.

[XXXX]

"Portions herein identified by [XXXX] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission"

Exhibit 10.6 -- Page 1

JOINT VENTURE AGREEMENT

THIS JOINT VENTURE AGREEMENT (this “Agreement”) is made and entered into this 4th day of July 2013,

BY AND BETWEEN

[XXXX]. a company incorporated under the Laws of the Federal Republic of Mexico, having its Registered Office at [XXXX], Mexico, (hereinafter referred to as "Investor") Represented by [XXXX], in his capacity as Chairman/CEO

AND

Greentech Mining International, Inc. a company incorporated under the laws of the State of  Delaware USA, having its Registered Office at 951 Mariners Island Blvd, Suite 300, San Mateo, CA 94404 USA, (hereinafter referred to as “Operator”), Represented by Matthew Neher, in his capacity as Chief Executive Officer

AND

[XXXX] a company incorporated under the laws of Germany, having its Registered Office at [XXXX] Germany, (hereinafter referred to as "Project Manager") Represented by [XXXX], in her capacity as Chief Executive Officer

All the above collectively called “Parties” and individually called “Party”.

RECITALS:

WHEREAS, the Parties desire to form a joint venture company (“JV Company”) to operate various mining projects (“Mining Projects”) as agreed upon by the Parties.

WHEREAS, the Investor desires to provide a “fresh cut” Bank Guarantee (“Bank Guarantee”) in the amount of $500M Euro to be assigned to the JV Company and utilized to collateralize a loan to fund the JV Company.

WHEREAS the Operator is a mining company with experience and know how in the mining industry and desires to operate the Mining Projects for the JV Company.

WHEREAS, Parties desire to enter into this Agreement in order to set forth all rights and obligations of each party with respect to the JV Company and to provide for the operation of the JV Company and its business and affairs.

NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING AND THE MUTUAL COVENANTS HEREINAFTER SET FORTH, THE PARTIES AGREE AS FOLLOWS:

ARTICLE 1

1.
To renegotiate in good faith the Articles of Incorporation and Bylaws of the JV Company so as to incorporate the JV Company within 30 days of the signing of this Agreement. The intent is to form the JV Company immediately with all standard forms of documentation required by the State of Delaware and the banking entities involved.  The Parties shall then negotiate a custom set of Bylaws within 30 days thereafter which will incorporate the terms of this Agreement and shall then be attached [XXXX].  Investor shall assign the Bank Guarantee immediately after the initial formation of the JV Company.

2.	That the JV Company to be named Greentech Mining Ventures, Inc. shall be registered in the State of Delaware, USA as a “C” corporation

"Portions herein identified by [XXXX] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission"

Exhibit 10.6 -- Page 2

3.
That the JV Company will be formed by the Parties for the purpose of carrying out the Mining Projects as agreed upon and to engage in any other lawful activities approved by the Parties in accordance with this Agreement.

4.	That Matthew J. Neher shall be Chief Executive Officer of the JV Company until replaced in accordance with its Bylaws.

5.	That Kevin Senn shall be the Chief Legal Officer and Secretary of the JV Company until replaced in accordance with its Bylaws.

6.
That the Bylaws of the JV Company shall specify that there shall be five members of the Board of Directors of which three shall be selected by the Operator, one shall be selected by Investor and one Independent Member to be selected by the other four members.

7.	That the registered head office of the JV Company shall be in the Unites States.

8.
That the Parties shall enter into a non-compete agreement providing that they deal exclusively with the JV Company with regards to transactions envisioned by this Agreement and shall not engage in any business that will compete directly or indirectly with any business, which the JV Company is approved to engage in by the Parties.

9.
That the JV Company’s business shall be conducted solely under the name of JV Company or any fictitious name upon which the Parties may agree and for which the appropriate certificate of fictitious name shall be filed with the appropriate government agency.

10.	That the Operator shall run the Mining Projects and shall appoint all competent technical staff with full powers as prescribed by the Bylaws of the JV Company

11.	That remuneration of all JV Company employees shall be borne by the JV Company and shall respect local labor laws of the country where the project is being executed.

12.
That remuneration of all JV Company officers and management shall be determined by a Compensation Committee consisting of one of the three members appointed by the Operator, the member appointed by the Investor and the Independent Member.

13.	All expenses not budgeted or statutory must receive the prior approval of the Board of Directors.

14.
That the Parties severally undertake and covenant that they shall use their best efforts and shall take all reasonable and necessary steps to ensure that they promptly observe, maintain and carry out all the provisions of this Agreement.

ARTICLE 2  Mutual Representations and Warranties

The Parties each represent and warrant that:

1.
Each made full disclosure on all matters which would be both material and relevant to other Parties in their decisions to enter into this Agreement and that such disclosures are true and accurate in all respects and fully, clearly and accurately disclose every matter to which they relate.

"Portions herein identified by [XXXX] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission"

Exhibit 10.6 -- Page 3

2.
The execution, delivery and performance of this Agreement by them does not conflict with or result in a breach or termination of any provision, or constitute a default under any indenture, deed, agreement or instrument by which the Parties may be bound.

3.
No Broker or finder has been engaged by that Party in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. This representation and warranty excludes [XXXX] who the Parties acknowledge was been retained in connection with monetizing the Bank Guarantee
[XXXX] and any other fees to be paid in connection with monetizing the Bank Guarantee as set forth in the schedule [XXXX], which fees shall be paid by the JV from the proceeds of the monetization of the Bank Guarantee.

ARTICLE 3 Obligations and Warranties Of Operator

1.	Operator will ensure the security of all Parties, their heirs, successors and assigns, equipment and properties in any African country where the JV Company will operate.

2.
Operator shall ensure that the JV Company has appropriate title or license rights to any property acquired or used in connection with the Mining Projects to be operated and good and valid title rights to the mining facilities as stated in all documents issued by the appropriate Government authority. In each case free and clear of all exceptions to title and all encumbrances that would interfere with the operation of the Mining Projects.

3.
Operator warrants and attests that the JV Company will be free and clear of any and all financial and legal encumbrances. Furthermore funds and Bank instruments that will be engaged are clean, clear and of non-criminal origin.

4.
Operator warrants and attests that this Agreement and all agreements, instruments and documents herein provided to be executed or caused to be executed by Operator are duly authorized, clean legal, executed and delivered by and are binding upon the same.

5.	Operator shall contract with the JV Company to build and operate the Mining Projects on a cost plus 10% basis for all capital and operating expenditures.

6.	Operator shall ensure that the facilities for the Mining Projects are built, maintained and operated in accordance with specifications agreed upon by the Parties.

7.	Operator shall be fully responsible for managing the Project Manager who is a Sub Contractor of the Operator.

8.	Operator hereby represents, warrants to Shareholders and attests that all documents, declarations, funds and Bank instruments that will be engaged are clean, clear and of non-criminal origin.

9.
Operator shall have continuing responsibility for environmental compliance of the Mining Projects and shall be solely responsible for ensuring the JV Company property and mining assets are and will remain in compliance with all applicable Environmental Laws.

10.
Operator shall defend, indemnify and hold other Parties harmless from and against any and all loss, liability, cost, expense, fine, penalty and/or other damages of any nature what-so-ever arising out of Operator’s failure to perform the foregoing covenant.

"Portions herein identified by [XXXX] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission"

Exhibit 10.6 -- Page 4

ARTICLE 4 Obligations and Warranties Of Investor

1.
Investor shall take all reasonable and necessary steps and execute all necessary documents to provide a “fresh cut” Bank Guarantee issued for a one year and one month period with annual renewals for a total of three years and to take all reasonable and necessary steps and execute all necessary documents to assign the Bank Guarantee to the JV Company.

2.	Investor hereby represents, warrants and attests that all documents, declarations, funds and Bank instruments that will be engaged are or will be clean, clear and of non-criminal origin.

3.	Investor shall contribute its vast experience within investments for maximizing profits.

ARTICLE 5 Obligations and Warranties of Project Manager

1.	The Project Manager brought the Investor to the JV Company and shall ensure the Investor’s compliance with Investor’s Obligations and Warranties.

ARTICLE 6 Capitalization and Loans By Members.

1.	Shares of the JV Company shall be allotted to each Party and each Party shall accept its allotment of the shares in the JV Company in the following proportions:

a.	Greentech Mining International Inc.	63%

b.	[XXXX]	33%

c.	[XXXX]	4%

2.
In addition to its allotment of shares, the Investor shall receive 5% of the proceeds of the monetization of the Bank Guarantee. This amount shall be deducted from the total capitalization of the JV Company.

3.
No Party shall be obligated to make additional Capital Contributions unless otherwise approved by unanimous vote of the Board of Directors. Upon such approval, Parties shall make all additional Capital Contributions, pro rata, in accordance with above allotments.

4.	The JV Company may not borrow money except by unanimous agreement of the Board. Any such loan shall satisfy the following requirements:

a.	Such loan shall be made only by an unaffiliated third party;

b.	Such loan shall be payable only at a fixed or adjustable interest; and

c.	Such loan shall not be a participating loan.

"Portions herein identified by [XXXX] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission"

Exhibit 10.6 -- Page 5

ARTICLE 7 Distributions

1.	Distributions of Dividends: Dividends or any Distributable shall be distributed in the same proportion of each Party’s shareholding in the JV Company.

2.
Timing and Calculation of Distributions. Distributions of Distributable Cash shall be made monthly no later than the last calendar day of each month, or more frequently as reasonably determined by the Parties and agreed to in writing.

3.
Distributions of Capital. No Party shall be entitled to withdraw capital or to receive distributions of or against capital without the prior written consent of, and upon the terms and conditions agreed upon by the Parties.

4.	Limitation on Distributions. Notwithstanding any other provision of this Agreement, no distribution shall be made if such distribution would violate applicable law.

5.	Loans to or from Parties. No Party shall make a loan to or receive a loan from the JV Company.

ARTICLE 8 Indemnity and Hold Harmless

The Operator and its heirs, successors and assigns hereby indemnify and hold harmless Investor and its heirs, successors and assigns from any and all claims, actions, causes of action, demands, liabilities, damages, costs, expenses or compensation whatsoever, whether direct or indirect, known or unknown, foreseeable or unforeseeable, which the Investor, any of Investor’s affiliates or the JV Company may have on account of or in any way arising out of or connected with the Mining Project property, including:

(i)	the physical condition, nature or quality of the Mining Project property (including the soils and groundwater on and under such property);

(ii)
the presence or release in, under, on or about the Mining Project property (including the soils and groundwater on and under such property) of any hazardous materials in on or about such property, including without limitation the existing asbestos in such property; and

(iii)	the ownership, management or operation of the Mining Project property.

ARTICLE 9 Miscellaneous

1.
Notices. All formal notices, requests, consents and other communications hereunder to either Party shall be deemed to be sufficient if contained in a written instrument delivered personally, sent by express courier (such as DHL or UPS) or transmitted by facsimile (with receipt confirmed by either of the aforementioned methods), in any case addressed to such Party at the address below or such other address as may hereafter be designated in writing by such Party to other Party:

"Portions herein identified by [XXXX] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission"

Exhibit 10.6 -- Page 6

If to Investor: [XXXX], Mexico
Attention: [XXXX]
Telephone (Office): ____________________
E-Mail: ______________________________

If to Operator: Greentech Mining International Incorporated
951 Mariners Island Blvd, Suite 300, San Mateo, CA 94404 USA
Attention: Matthew J. Neher, CEO
Main Office: +1 (650)-762-8003
Cellular: +1 (650)-520-0517
E-Mail: mneher@gtmining.com
Skype Address: Matthewjn

If to Project Manager: [XXXX], Germany
Attention: [XXXX]
Telephone (Office): [XXXX]
Telephone (Cell): [XXXX]
E-Mail: [XXXX]

All such formal notices, requests, consents and other communications shall be deemed to have been delivered (i) in the case of personal delivery or facsimile transmission, on the date of such delivery (unless such day is not a business day in the jurisdiction of receipt, in which case delivery is deemed to have occurred on the next such business day), and (ii) in the case of delivery by courier, on the fourth such business day after the posting thereof.

2.
Force Majeure: No party shall be considered in default of the performance of its obligations under this agreement if the performance is prevented or delayed because of any acts of God, acts of civil or military authority, fires, strikes, lockouts, or labour disputes, Governmental restrictions, wars, riots, earthquake, storms, typhoons, landslide and floods, provided however; that there must be a direct relation between the prevention or delay and the event or events rendered the party unable to carry out its obligations under this Agreement the impeded  party must take all action necessary and reasonable under the circumstances to remove the cause or causes of such prevention or delay and to proceed to perform its obligations hereunder. The provisions of this article shall not be applicable to any obligation involving the payment of money and to any specified means, currency or place of payment.

3.	Entire Agreement. This is the entire agreement between the parties. Amendments or addendums to this Agreement may only be made in writing and signed by both parties.

4.
Choice of Law and Forum. This Agreement will be governed by and construed in accordance with the laws of the State of California without regard to California’s choice of law rules. Any dispute arising out of this Agreement shall be litigated in a federal or state court in the State of California.  The Parties agree to jurisdiction in California.

5.
Invalidity or Unenforceability. If any provision of this Agreement is invalid or unenforceable, such provision shall be modified, amended or limited only to the extent necessary to render it valid and enforceable, and will not affect the validity or enforceability of any other provision of this agreement.

6.	Mutual Nondisclosure. Unless ordered by a court of law, the parties each agree to not disclose the financial terms of this Agreement without the written agreement of the other party.

7.	Time is of the Essence Time is of the essence with respect to this Agreement.

"Portions herein identified by [XXXX] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission"

Exhibit 10.6 -- Page 7

9.	Counterparts. The parties may sign several identical counterparts of this Agreement. Any fully signed counterpart shall be treated as an original.

10.
Binding Effect.  This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors in interest, agents, affiliates and assigns, for the term of this Agreement.

11.
Waiver. No waiver of any provisions of the Agreement shall be deemed, or shall constitute a waiver of any other provisions whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the party making the waiver.

12.	Authority. The parties and signatories hereto represent to each other that the signatures below written are duly authorized and bind the respective parties to this Agreement.

Exhibit 10.6 -- Page 8

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year last date written below.

[XXXX]
a Federal Republic of Mexico corporation

By:   /s/  [XXXX]   Date: July 4, 2013

Name: [XXXX]

Title: Chief Executive Officer

GREENTECH MINING INCORPORATED

a Delaware corporation

By:      Date: July 4, 2013

Name: Matthew J. Neher
Title: Chief Executive Officer

[XXXX]
a Germany corporation

By:       Date: July 4, 2013

Name: [XXXX]
Title: Chief Executive Officer

"Portions herein identified by [XXXX] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission"

Exhibit 10.6 -- Page 9